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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549




                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                          Date of Report: April 5, 2000
                        (Date of earliest event reported)


                                 U S WEST, Inc.
                            (Formerly "USW-C, Inc.")
             (Exact name of registrant as specified in its charter)

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        A Delaware Corporation                      Commission File                  IRS Employer Identification
       (State of Incorporation)                     Number 1-14087                         No. 84-0953188
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                 1801 California Street, Denver, Colorado 80202
          (Address of principal executive offices, including Zip Code)


                         Telephone Number (303) 672-2700
              (Registrant's telephone number, including area code)

            (The Exhibits Index is located on page 2 of this report.)


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Item 5.       Other Events

         On April 5, 2000, U S WEST, Inc. (the "Company") issued a press release concerning the departure of Joseph R. Zell, President of U S WEST !NTERPRISE Networking. The press release is filed as an exhibit to this Current Report on Form 8-K.


Item 7.       Exhibits

              (c) Exhibits Index

Exhibit 99 -   Press  Release  issued by the  Company on April 5, 2000  entitled
               "Joe  Zell,  Top  Broadband  Executive,  Departs U S WEST to Head
               Denver-based Convergent  Communications - Janice Aune, Senior U S
               WEST Executive, named to Succeed Zell"




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       U S WEST, Inc.
                                       (Formerly "USW-C, Inc.")


                                  By:  /s/ Thomas O. McGimpsey
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                                       Thomas O. McGimpsey
                                       Assistant Secretary

Dated:        April 5, 2000